Janus Investment Fund

Janus Global Select Fund

Supplement dated August 3, 2012
to Currently Effective Prospectuses

Effective August 3, 2012, the following replaces the corresponding information for Janus Global Select Fund (the “Fund”) in the Prospectus.

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of the Fund’s Prospectus:

Portfolio Manager: George P. Maris, CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed since August 2012.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectus related to the portfolio management of the Fund:

Janus Global Select Fund

George P. Maris, CFA, is Executive Vice President and Portfolio Manager of Janus Global Select Fund, which he has managed since August 2012. Mr. Maris joined Janus Capital in March 2011. Prior to joining Janus Capital, Mr. Maris was a portfolio manager at Northern Trust from 2008 to March 2011, and a portfolio manager with Columbia Management Group from 2004 to 2008. Mr. Maris holds a Bachelor’s degree in Economics from Swarthmore College, a Juris Doctorate from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago. He holds the Chartered Financial Analyst designation.

Effective August 3, 2012, all references to John Eisinger are deleted.

Please retain this Supplement with your records.